UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013

Neohydro Technologies Corp.

(Exact name of registrant as specified in its charter)

Nevada 000-53669 N/A

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification Number)

2200 Yarbrough Avenue, Suite B 305, El Paso TX 79925

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 857-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2013, the corporation entered into an agreement to purchase Couponz, Inc. The Agreement calls for all of the right, title and interest in and to 100% of the ownership interest in COUPONZ, INC. (the “Ownership Interest”) will be exchanged for the right to receive 24,514,319 shares of preferred stock of NeoHydro Technologies Corp. (the “Exchange Shares”) and $100,000 ($83,000 of which is acknowledged to have previously been received). It is agreed that the preferred shares issued hereunder shall be designated as 1 to 15 voting and 1 to 2.5 convertible to common. Couponz, Inc. is now a wholly-owned subsidiary of NeoHydro and NeoHydro has acquired the business and operations of Couponz, Inc. The Exchange Agreement contains customary representations, warranties, and conditions.

Item 5.06 Change in Shell Company Status.

On July 19, 2013, the corporation entered into an agreement to purchase Couponz, Inc. The Agreement calls for all of the right, title and interest in and to 100% of the ownership interest in COUPONZ, INC. (the “Ownership Interest”) will be exchanged for the right to receive 24,514,319 shares of preferred stock of NeoHydro Technologies Corp. (the “Exchange Shares”) and $100,000 ($83,000 of which is acknowledged to have previously been received). It is agreed that the preferred shares issued hereunder shall be designated as 1 to 15 voting and 1 to 2.5 convertible to common. Couponz, Inc. is now a wholly-owned subsidiary of NeoHydro and NeoHydro has acquired the business and operations of Couponz, Inc. The Exchange Agreement contains customary representations, warranties, and conditions.

The following is information about Couponz, Inc. the creators of the Epoxy app.

Executive Summary

Couponz’s mission is to create a delightful form of marketing for both business owners as well as consumers (App Users) by creating a mobile platform that alleviates the amount of time required and stress for business owners to engage, adding security to a loyalty program and making a seamless integration into their locations we plan to be able to expand rapidly. Consumers will be more inclined to engage with the marketing that is being provided given that our platform delivers and equally delightful experience to them.

Utilizing the background in customer service and technology the executives of Couponz have plans to continue future growth based upon a direct link to the pulse of consumers and merchants alike. Our focus groups and stream of feedback will enable us to have a backlog of new additions that will allow us to maintain the margin of foresight required to keep us ahead of the technological curve. Our desire is to allow our customers (business owners and app users) to continue to help shape the direction and changes that are implemented.

We believe the future for Couponz is incredibly bright as we have technology that differentiates us from what is currently available, have access to individuals with undeniable talents and experience and have the structure in place to keep Couponz’s growth moving forward at an exponential rate.

General Company Description

Our goal is to provide a simple and easy to use platform for consumers to find most marketing in one place and remove the frustrations of advertising for business owners. Through the use of research and development we will be able to continue evolving our platform and features provided for our users.

Couponz’s goals and objectives are as follows:

  Setup a board of advisors that specialize in
    Advertising/PR
    Sales
    Development (App/Web) –Dave
  Short Term
    Reach a specific # of Merchants (Paying Customers)
    Increase # of App Users

                                                              i.      As well as # of x’s a user opens the app (# of interactions)

    Improve Marketing/Branding

                                                              i.      Have “PR” staff visiting businesses (i.e. Couponz Day) where we show users how the app works

                                                            ii.      Work with (incentivize) employees of businesses

  Medium/Long Term
    Geographical Expansion

                                                              i.      Expand from Vegas to the rest of the South West (1-2 years)

                                                            ii.      Expand from the South West to the Mid-West (2-3 years)

                                                          iii.      Expand Nationally (~5 years)

                                                          iv.      Expand Internationally (<~10 years)

Our primary philosophy is to provide excellent customer service to both app users and merchants, while utilizing feedback through our events, website and mobile app. The mobile application platform gives us an opportunity to seamlessly receive feedback while providing a service. Once feedback has been provided we can then study and then apply this to the system. We believe if you keep the marketing simple, to the point and clean people will be willing to listen and convert. Once a customer is willing to listen, they can be turned into more valuable, loyal customers.

Couponz’s product is marketed to Mobile App Users as well as Business owners.

Couponz will be operating in the Technology industry. This industry is rapidly changing, and we believe we are ahead of the curve. Our ability to quickly and efficiently listen to the changes in trends, and then apply those changes into our system will keep us ahead of the curve and a leader in this industry.

Products and Services

Couponz is a “two-part” system that has a server that both a website and a mobile application access.

The website serves as a merchant login where merchants can access an administration panel that allows them to “claim their business”. By claiming their business they can then create digital punch cards, offers, events and send out direct messages to individuals or groups in real-time. The admin panel also will provide the merchants with analytics such as the number of recipients for these direct messages, the number of punch cards and offers that have been used as well as the individual customers who are recommending that particular business (the referral system is a pending patent). This will allow the merchant to distinguish between different levels of consumers and compensate accordingly.

The mobile app allows users to find local businesses, and view information such as hours, menus, customer reviews, and offers directly on their mobile phone. Consumers are also given the ability to “scan” the digital punch cards, offers (this is another pending patent) and share businesses with anyone in their contact list with one click. The benefit for the consumer is not only consolidation and having a large number of businesses readily available but also now having the ability to recommend a business and get rewarded with ease.

Our pricing is a simple flat membership fee of $99 a month, without any contracts.

Marketing Plan

Our Primary marketing plan is through use of PR. Joining events such as “The Bite of Las Vegas” to gain exposure to local markets as well as potential app users.

We have setup successful Focus Groups. Through use of focus groups we can market direct to app users

“Couponz Days” where we spend 2 hours at a local business and allow users to receive an addition 10% Off (or custom offer) – this allows us to reach the app users directly promoting more organic growth (users who have exposure to the app through use or at businesses promoting it) as opposed to users seeing it randomly.

We will also be able to market the “Green” Element of Couponz. The fact is the need for print will be dramatically reduced (nearly eliminated) for merchants.

Economics

Facts about Mobile Markets:

I.     Mobile Apps are growing at a staggering rate, with over 3 Billion available apps as of March, 2011

II. Currently consumers are overwhelmed with the “shotgun” approach marketing (i.e. direct mail, text campaigns and even computer adds). Couponz allows users to take control of who they hear from, giving them a little control over the way in which advertisements are delivered

III.                     The potential for growth is again, staggering. With the rate of apps being released exponentially growing, our rate of growth is endless.

IV.                      What barriers to entry do you face in entering this market with your new company? Some typical barriers are:

o    Market Share – Mobile Market

o    Exposure – App users familiarity with our features

o    Market Share – Merchant Market

o    Brand Awareness

o    Sales Structure

V.  And of course, how will you overcome the barriers?

    Market share and presence has been our primary obstacle. Through the use of PR and events such as “Couponz Days” we will gain two types of exposure simultaneously. One, we will be able to get the brand awareness out to app users and two, we will be giving them hands on experience and in turn making them more familiar with brand new features.
    Market share in the merchant market will be done through our “claim your location” style of advertising. Merchant locations can be added to the application by not only Couponz staff but by app users as well. By doing this, Couponz sales staff and marketing can be directed at informing business owners that they can “claim” their business via our website, which will be free. For merchants to utilize our features (i.e. punch cards, offers and analytics) would require joining Couponz on a month-to-month basis.
    Our sales payment structure will be a commission-based system. At our current state a commission based payment structure is the most conducive to our business.

Product

Our customers view our product as a convenience. Primarily removing the need to store and save paper offers such as coupons or punch cards. Additionally, app users have responded particularly well to the fact that Couponz is free of charge, and allows the features it does.

Features and Benefits

Mobile App Features:

  Cost, Couponz is free
  Convenience: Everything is delivered right on consumers device

Couponz will allow users to see businesses in their area, read reviews and share these businesses with friends with one simple click. Users will also have the ability to redeem offers directly from their device through the use of our patent pending software design via their camera. Users benefit from Couponz because they can “filter” the amount of advertising they are exposed to while merchants still have a platform to share offers on.

Merchant User Features:

  Cost: very affordable.
  Convenient: Everything from creating offers, adding events and informing customers is now done via our website. Merchants simply login and update their customers base as well as new customers
  Informative: Analytics

Benefits of these features include:

  Saving Time, now merchants can not only update customers immediately and in less than 1 minute, they can also track offer usage (Punch Card and Coupon redemption history)
  Less frustration: by combing all of these features into one central platform, merchants are also provided a much simpler way to advertise.
  Gives merchants “real” as opposed to “theoretical” analytics, meaning that they now can distinguish the actual number of consumers that have “seen” an offer or message. Once this figure is known, merchants can now more accurately market.

Customers

You may have more than one customer group. Identify the most important groups. Then, for each customer group, construct what is called a demographic profile:

App Users:

•         18-40

•         Male and Female

Merchants:

•         Food and Service Industries

•         Small to medium size businesses

•         Good quality and service

Competition

Currently Yelp would be our primary competitor for the “Reviews” feature of Couponz. Groupon, Living Social and Amazon Deals are competitors for the “Offer” features of Couponz.

Yelp

706 Mission St
San Francisco, CA 94103

(415) 908-3801

Couponz has features that have evolved and will continue to evolve directly from user input and interaction. Couponz’s reviews allow a user not only write reviews about a particular business, but also allows a user to follow fellow users with similar tastes and receive updates when the users they are following write reviews.

VI.          Table 1: Competitive Analysis

FACTOR	Me	Strength	Weakness	Competitor A	Competitor B	Importance to Customer
Products	Digital Word of Mouth & Rewards	No real competitors & New Concept	Small # of customers/app users (Market Share)	Yelp- do a great job allowing users to write reviews	N/A	1
Price	Free	Users are willing to “Try”	N/A	Yelp – free as well	N/A	4
Quality	Improving, but really good now	Great response time if there are issues	Connection issues, flow improvements	Yelp – has very few quality issues	N/A	1
Selection	Limited currently to subscribers to Couponz	N/A	Need to add more choices so users will rely on Couponz to see what’s around	Yelp – globally recognized	N/A	5
Service	Excellent	Respond quickly and provide quality customer service	Manual, I have to respond. Should have more automated and efficient system	Yelp – doesn’t compare with our customer service	N/A	1
Reliability	Much improved, and near complete	Mentioned in “Quality”	Mentioned in “Quality”	Yelp – information not allow accurate on their system	N/A	5
Stability	Great now	System supports current size and room for regular growth in #’s of app users	If we experience viral growth will need system to handle this	Yelp – very stable, very few issues for users	N/A	5
Expertise	1.5 years	Eye-Opener into mobile markets and how app users respond	Need more advisors in regards to PR	Yelp – 10+ years in the market of reviews	N/A	5
Company Reputation	Short, only 1.5 years	Respond quickly and will results. Have the reputation of responding quickly	Connection issues and backend issues have caused some businesses to cancel	Yelp – has some bad PR with merchants and app users alike	N/A	5
Location	N/A	N/A	N/A	N/A	N/A	N/A
Appearance	Very well branded	Great artwork	Needs to be placed in all locations	N/A	N/A	5
Sales Method	Currently have a small sales staff of 2	Have features that competitors don’t and allows for understanding what’s needed	Not enough man power/understanding	Yelp – app user driven and charges merchants for very basic advertising	N/A	5+
Credit Policies	N/A	N/A	N/A	N/A	N/A	N/A
Advertising	Organic	Users are more likely to “Use” Couponz because of the exposure to it	Need more branding, particularly towards business owners and a smoother flow to signing up or “claiming” business	Yelp – app user driven	N/A	5
Image	Young	Owners appreciate new ideas that solve frustrations of marketing	Need to grow and continue to provide solutions while removing steps for owners and app users	Yelp – has a majority market share	N/A	5

Our competitive advantage relies heavily on Mr. Gasparine’s experience in the industry. His background in owning and operating several restaurants has proven to be an asset to this concept. Our key features that differentiate Couponz from the rest are the recommendation and rewarding system and the integration of technologies that allow business owners to sign up and engage without the need of any equipment.

Niche

Our niche is the small-medium business owner who can benefit from word-of-mouth marketing that don’t have a lot of time to spend towards marketing. National chains as well as multi-chain units are our primary goal.

Strategy

Initial Strategy will be to spend time targeting small-medium size businesses that have a positive reputation and good product. Advertising campaigns will be geared towards explaining the benefits of “claiming” your business on Couponz as well as how simple it is to use. This indirect approach has proven to be received most positively, as it is uncommon and less intrusive to the merchant. We currently see that merchants are overwhelmed with being advertised to.

Secondary Strategy will be affiliated marketing strategies that will enable us to expand our reach through these networks and place our brand into larger national chains.

Promotion

Promoting Couponz to merchants will be done through marketing to Couponz Mobile App Users. Promoting the download of Couponz in-store is a very efficient approach as this is mutually beneficial. As we market to App users this increases our database of users and simultaneously increases the number of customers a merchant can reach again after a customer visits that location.

Utilizing a multi-faceted approach to advertising such as billboards, sales videos and increasing visibility to our website via tutorials will be the most efficient initial approach.

We will also utilize the customer base within the app to help reach our merchants via a word-of-mouth recommendation program the enables users to recommend Couponz to business owners for a reward.

Promotional Budget

Our initial promotional budget will be $30,000/annually

Pricing

Our pricing is a monthly recurring fee of $99/month and we will not require a contract.

Operational Plan

Development

•         Continued Research and Development (Focus Groups of both merchants/app users)

•         Design improvements (utilizing Bobby Dragulescu’s skills/services)

•         Development (implementing the ideas and feedback into future versions of Couponz)

Management

David Gasparine is the sole officer/director of Couponz, Inc.

Dave Gasparine. Mr. Gasparine started Couponz, Inc in April 2011 from scratch and with a plan to provide an easy to use tool that alleviated the frustrations he experienced while he was operating his other small businesses, Tropical Smoothie Café. Mr. Gasparine owned and operated two Tropical Smoothie Café locations in the greater Las Vegas area from February 2007 to April 2011. Mr. Gasparine held several customer relation positions at the Bellagio, a 5 diamond Las Vegas Resort and Casino from November 1998 to June 2007. Mr. Gasparine’s positions included Senior Valet Attendant and Limo driver; catering to the hotels elite clients. From 2003 to 2007, Mr. Gasparine attended the College of Southern Nevada (CSN) completing an Associates degree of Liberals Arts. Additionally, he attended the University of Las Vegas (UNLV) Engineering program.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)

David Gasparine	2011	-	-	-	-	-	-	-
Officer and Director	2012	-	-	-	-	-	-	-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the date of this offering with respect to the beneficial ownership of our common stock by all persons known to us to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, and by all officers and directors as a group. Unless otherwise specified, the named beneficial owner has, to our knowledge, either sole or majority voting and investment power.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares(1)	Amount of Beneficial Ownership(2)
			% of Ownership

Common	David Gasparine, President, Secretary, Treasurer and Director	16,000,000	65.27%

	All Directors and Officers as a group (1 person)	16,000,000	65.27%

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The Company is an emerging growth company under the Jumpstart Our Business Startups Act.

The Company shall continue to be deemed an emerging growth company until the earliest of--

‘(A) the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1,000,000,000 (as such amount is indexed for inflation every 5 years by the Commission to reflect the change in the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics, setting the threshold to the nearest 1,000,000) or more;

‘(B) the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement under this title;

‘(C) the date on which such issuer has, during the previous 3-year period, issued more than $1,000,000,000 in non-convertible debt; or

‘(D) the date on which such issuer is deemed to be a ‘large accelerated filer’, as defined in section 240.12b-2 of title 17, Code of Federal Regulations, or any successor thereto.’.

As an emerging growth company the company is exempt from Section 404(b) of Sarbanes Oxley. Section 404(a) requires Issuers to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures.

Section 404(b) requires that the registered accounting firm shall, in the same report, attest to and report on the assessment on the effectiveness of the internal control structure and procedures for financial reporting.

As an emerging growth company the company is exempt from Section 14A and B of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes.

The Company has irrevocably opted out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the Act.

Liquidity and Capital

The Company had $492 in cash and cash equivalent at audit period ending December 31, 2012 to meet current obligations. Based on our current available cash, management does not believe the amount on hand is sufficient to support limited operations and expenses for a period greater than two months. The Company is dependent on the financial support and resources of our founding shareholders, until such time that we raise adequate capital to commence our operations and generate sufficient cash flows to meet our requirements. Our founders have expressed support for our necessary cash requirements, however there is no written commitment. We anticipate negative cash flows until we are able to institute our operating plan.

Plan of Operation

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying audited financial statements, the Company has incurred an accumulated deficit of $159,857. During the year ended December 31, 2012, the company had negative cash flows of $95,145. Management has also provided Unaudited Balance Sheet Data stating that the Company has incurred an accumulated deficit of $232,897 for the period from inception (February 18, 2011) to June 30, 2013. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The pace of the growth of the Company is dependent upon its ability to obtain financing through this public offering and upon future profitable operations from the development of its planned business. These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Exhibits

No. Exhibits

--- --------

10 Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated 8.5.13

Neohydro Technologies Corp.

By: __________________________

David Gasprine, President

EXHIBIT INDEX

No. Exhibits

--- --------

10 Exchange Agreement

Couponz Inc.

FINANCIAL STATEMENTS

December 31, 2012

Page

Balance Sheets as of December 31, 2012 and 2011	F-3a

Statements of Operations for the years ended December 31, 2012 and 2011	F-4a

Statement of Changes in Stockholders’ Equity for the years ended December 31, 2012 and 2011	F-5a

Statements of Cash Flows for the years ended December 31, 2012 and 2011	F-6a

Notes to Financial Statements	F-7a

F-1a

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Couponz, Inc.

Las Vegas, Nevada

We have audited the accompanying balance sheet of Couponz, Inc. (the “Company”) as of December 31, 2012 and 2011, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Couponz, Inc. as of December 31, 2012 and 2011 and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a working capital deficit, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

August 28, 2013

F-2a

COUPONZ INC.

BALANCE SHEETS

	December 31, 2012	December 31, 2011
ASSETS
Current
Cash	$492	$22,244
Accounts receivable	-	200

Total Current Assets	492	22,444

Trademark and Patent	7,695	6,123

Total Assets	$8,187	$28,567

LIABILITIES
Current
Accounts payable and accrued liabilities	16,250	3,622
Total Current Liabilities	16,250	3,622

STOCKHOLDERS’ EQUITY
Capital stock –
Authorized:
$0.001 par value, 75,000,000 common shares authorized;
24,514,319 and 21,356,426 common shares issued and outstanding at December 31, 2012 and December 31, 2011	24,515	21,357
Additional Paid-in Capital	127,279	55,472
Accumulated deficit	(159,857)	(51,884)
Total Stockholders’ Equity	(8,063)	24,945
Total Liabilities and Stockholders’ Equity	$8,187	$28,567

The accompanying notes are an integral part of these financial statements

F-3a

COUPONZ INC.

STATEMENTS OF OPERATIONS

For the years ended December 31, 2012 and 2011

	Years ended
	December 31,
	2012	2011

Revenue	$13,323	$8,675

Operating expenses
Depreciation and amortization	-	1,479
Organization cost	-	18,000
Professional fees	2,353	12,700
Software development expenses	73,654	11,816
General and administrative expenses	45,289	16,564
Total operating expenses	121,296	60,559

Net loss	$(107,973)	$(51,884

Net loss per share – basic and diluted	$(0.00)	$(0.05)

Weighted average shares outstanding – basic and diluted	22,745,554	1,108,926

The accompanying notes are an integral part of these financial statements

F-4a

COUPONZ INC.

Statement of Changes in Stockholders’ Deficit

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholder’s
	Shares issued	Par Value	Capital	Deficit	Equity
Balance, December 31, 2010		$-	$-	$-	$-
Founder’s shares	18,000,000	18,000	-		18,000
Shares issued services	1,400,000	1,400	12,600		14,000
Shares issued for related party debt	303,795	304	7,525		7,829
Shares issued for cash	1,652,631	1,653	35,347		37,000
Loss for the period				(51,884)	(51,884)
Balance, December 31, 2011	21,356,426	21,357	55,472	(51,884)	24,945
Shares issued for cash	3,157,893	3,158	71,807		74,965
Loss for the period				(107,973)	(107,973)
Balance, December 31, 2012	24,514,319	24,515	127,279	(159,857)	(8,063)

The accompanying notes are an integral part of these financial statements

F-5a

COUPONZ INC.

STATEMENTS OF CASH FLOWS

For the years ended December 31, 2012 and 2011

	Years ended
	December 31,
	2012	2011
Cash flows from operating activities
Net loss	$(107,973)	$(51,884)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation	-	1,479
Stock-based compensation	-	32,000
Changes in operating assets and liabilities:
Accounts receivable	200	(200)
Accounts payable	12,628	3,622
Accounts payable- related party	-	7,829
Net cash used in operating activities	(95,145)	(7,154)

Cash flows from Investing Activities
Costs of trademark and patent	(1,572)	(6,123)
Cash paid for fixed assets	-	(1,479)
Net cash used in investing activities	(1,572)	(7,602)

Cash flows from Financing Activities
Shares issued from cash	74,965	37,000
Net cash provided by (used in) financing activities	74,965	37,000

Increase (decrease) in cash during the period	(21,752)	22,244
Cash, beginning of period	22,244	-
Cash, end of period	$492	$22,244

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

Non-cash transactions:
Shares issued for debt - RP		$7,829

The accompanying notes are an integral part of these financial statements

F-6a

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 1 – Organization and summary of significant accounting policies

Organization and nature of business

Couponz, Inc. is the developer of Epoxy app, an application or "app" for iPhone iOS and Android operating systems. Epoxy is an innovative smart phone application designed and created to conveniently connect business owners and consumers in order to ease marketing frustrations. The mobile app gives loyal customers the ease of keeping track of rewards and punch cards all in one place while also giving opportunities to review and share businesses with friends. In turn, Epoxy provides businesses the ability to reward customers, share offers, and deliver information about special events with their customers. Epoxy designers are dedicated to providing a superior and easy-to-use product for business owners to reward loyal customers.

Couponz Inc has already filed two respective patents with the US Patent office. US Patent # 13/168,763 filed June 24th, 2011 and Patent # 13/404,882 filed on Feb 24th, 2012. The first patent (168,763) covers the ability for a mobile application to use the scanning technology within a mobile device to deliver information to our backend and in turn display analytics to the end user (merchants). The second patent (404,882) covers the analytics system of tracking customers who have "shared," the user who has received the "share" and if that user actually redeemed the "share" within the business.

Note 2 – Summary of Significant Accounting Polices

Basis of presentation

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition, and revenues and expenses for the years then ended.  Actual results may differ significantly from those estimates. Significant estimates made by management include, but are not limited to, the assumptions used to calculate stock-based compensation, derivative liabilities, debt discounts and common stock issued for assets, services or in settlement of obligations.

Cash and Cash Equivalents

For purposes of reporting within the statements of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization on property and equipment are determined using the straight-line method over the three to five year estimated useful lives of the assets.

Capitalized Software Costs

Software costs incurred internally in creating computer software products are expensed until technological feasibility has been established upon completion of a detailed program design.  Thereafter, all software development costs are capitalized until the point that the product is ready for sale, and are subsequently reported at the lower of unamortized cost or net realizable value. The Company periodically reviews capitalized software costs for impairment where the fair value is less than the carrying value. As of December 31, 2012, all capitalized software costs related to the development of the application were expensed because technological feasibility was established.

F-7a

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 2 – Summary of Significant Accounting Polices - continued

Trademark and Patent (Intangible assets)

Trademark and patent are recorded at cost. Amortization on trademark and patent are determined by their economic life.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. This typically occurs when customers are invoiced for their monthly membership fee.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value. During 2012 and 2011, there was no impairment of long-lived assets.

Allowance for Doubtful Accounts

We establish an allowance for bad debts through a review of several factors including historical collection experience, current aging status of the customer accounts, and financial condition of our customers. We do not generally require collateral for our accounts receivable. Our allowance for doubtful accounts was $0 as of December 31, 2012 and 2011.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, receivables, payables, and due to related party. The carrying amount of cash, receivables and payables approximates fair value because of the short-term nature of these items. The carrying amount of the notes payable approximates fair value as the individual borrowings bear interest at market interest rates.

Income Taxes

The Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) Topic 740, Income Taxes, which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

Stock based compensation

We account for stock based compensation in accordance with FASB ASC 718 which requires companies to measure the cost of employee services received in exchange for an award of an equity instrument based on the grant-date fair value of the award. For stock-based awards granted on or after January 1, 2006, stock-based compensation expense is recognized on a straight-line basis over the requisite service period. In prior years, we accounted for stock-based awards under APB No. 25, “Accounting for Stock Issued to Employees.” We account for non-employee share-based awards in accordance with FASB ASC 505-50.

Loss per Common Share

The Company computes loss per share in accordance with ASC 260, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on these financial statements. The accounting pronouncements issued subsequent to the date of these financial statements that were considered significant by management were evaluated for the potential effect on these consolidated financial statements. Management does not believe any of the subsequent pronouncements will have a material effect on these consolidated financial statements as presented and does not anticipate the need for any future restatement of these consolidated financial statements because of the retro-active application of any accounting pronouncements issued subsequent to December 31, 2011 through the date these financial statements were issued.

Note 3 – Going Concern

At December 31, 2011 and 2012, the Company had net losses of $58,768 and $107,972, respectively. The Company believes that its existing capital resources may not be adequate to enable it to execute its business plan. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern. The Company estimates that it will require additional cash resources during 2013 based on its current operating plan and condition. The Company expects cash flows from operating activities to improve, primarily as a result of an increase in revenue and a decrease in certain operating expenses, although there can be no assurance thereof. The accompanying consolidated financial statements do not include any adjustments that might be necessary should we be unable to continue as a going concern. If we fail to generate positive cash flow or obtain additional financing, when required, we may have to modify, delay, or abandon some or all of our business and expansion plans.

F-8a

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 4- Common Stock

We are authorized to issue 75,000,000 shares of common stock with $0.001 par value.

During the fiscal year ended December 31, 2011:

(1)   the Company issued 18,000,000 shares of common stock at par value as founder’s shares. Of these shares, 16,000,000 were gifted to Dave Gasparine, President, which gave him control.;

(2)   the Company issued 1,400,000 shares of common stock valued at $0.01 per share for services;

(3)   the Company issued 303,795 shares of common stock valued at $0.02577 to settle related party debt;

(4)   the Company issued accumulated 1,652,631 shares of common stock from private placement in the amount of $37,000.

During the fiscal year ended December 31, 2012:

(1)   the Company issued accumulated 3,157,893 shares of common stock from private placement in the amount of $74,965.

The total issued and outstanding shares are 24,514,319 as of December 31, 2012.

Note 5 – Related party transactions

During the fiscal year ended December 31, 2011, the Company issued 18,000,000 shares of common stock at par value as founder’s shares. Of these shares, 16,000,000 were gifted to Dave Gasparine, President, which gave him control. The Company issued 303,795 shares of common stock valued at $0.02577 to settle related party debt.

Note 6 – Income taxes

The Company uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During 2012 and 2011, the Company incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $152,740 at December 31, 2012, and will begin to expire in the year 2031.

The Company had deferred income tax assets as of December 31, 2012, and 2011 as follows:

	December 31, 2012	December 31, 2011
Loss carryforwards	$51,932	$15,221
Less - valuation allowance	(51,932)	(15,221)
Total net deferred tax assets	$-	$-

Note 7 – Commitments and contingencies

In the normal course of business, we may become subject to lawsuits and other claims and proceedings. Such matters are subject to uncertainty and outcomes are not predictable with assurance. Management is not aware of any pending or threatened lawsuits or proceedings which would have a material effect on the Company’s financial position, liquidity, or results of operations.

Note 8- Intangible asset

Couponz Inc has already filed two respective patents with the US Patent office. US Patent # 13/168,763 filed June 24th, 2011 and Patent # 13/404,882 filed on Feb 24th, 2012. The first patent (168,763) covers the ability for a mobile application to use the scanning technology within a mobile device to deliver information to our backend and in turn display analytics to the end user (merchants). The second patent (404,882) covers the analytics system of tracking customers who have "shared," the user who has received the "share" and if that user actually redeemed the "share" within the business. These patents are still pending

F-9a

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

Note 9– Subsequent Events

On July 19, 2013, the Company entered into a share exchange agreement with Neohydro Technologies Corp.(“Neohydro”). Under the share exchange agreement, Neohydro is to acquire 100% of the outstanding shares of us. Pursuant to the agreement, the Company will receive 24,514,319 shares of preferred stock of Neohydro in exchange for 100% of the ownership interest in us and the Company will also receive $100,000 of which part has been advanced to us. It is agreed that the preferred shares of Neohydro shall be designated as 1 to 15 voting and 1 to 2.5 convertible to common shares of Neohydro.

F-10a

Couponz Inc.

FINANCIAL STATEMENTS

June 30, 2013

Page

Balance Sheets as of June 30, 2013 and December 31, 2012 (unaudited)	F-2b

Statements of Operations for the three and six months ended June 30, 2013 and 2012 (unaudited)	F-3b

Statements of Cash Flows for the six months ended June 30, 2013 and 2012 (unaudited)	F-4b

Notes to Financial Statements	F-5b

F-1b

COUPONZ INC.

BALANCE SHEETS

(Unaudited)

	June 30, 2013	December 31, 2012
ASSETS
Current
Cash	$2,517	$492
Accounts receivable	1,250	-
Advances to related party	-	-
Total Current Assets	3,767	492

Trademark and Patent	7,006	7695

Total Assets	$10,773	$8,187

LIABILITIES
Current
Accounts payable and accrued liabilities	8,678	16,250
Advances	83,198	-
Total Current Liabilities	91,876	16,250

STOCKHOLDERS’ EQUITY (DEFICIT)
Capital stock –
Authorized:
$0.001 par value, 75,000,000 common shares authorized;
24,514,319 common shares issued and outstanding at June 30, 2013 and December 31, 2012	24,515	24,515
Additional Paid-in Capital	127,279	127,279
Accumulated deficit	(232,897)	(159,857)
Total Stockholders’ Equity (Deficit)	(81,103)	(8,063)
Total Liabilities and Stockholders’ Equity (Deficit)	$10,773	$8,187

The accompanying notes are an integral part of these unaudited financial statements

F-2b

COUPONZ INC.

STATEMENTS OF OPERATIONS

For the six months ended June 30, 2013 and 2012

(Unaudited)

	Three Months ended		Six Months ended
	June 30,		June 30,
	2013	2012	2013	2012

Revenue	$2,916	$4,487	$5,290	$8,007

Operating Expenses
Organization cost		-		-
Professional fees	522	1,283	828	1,592
Software development expenses	6,204	10,411	28,738	20,218
Consulting fee	6,058	6,553	10,448	11,852
General and administrative expenses	19,221	4,331	38,316	9,118
Total operating expenses	32,005	22,578	78,330	42,780

Net Loss	$(29,089)	$(18,091)	$(73,040)	$(34,773)

Net loss per share – basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Weighted average shares outstanding – basic and diluted	24,514,319	21,900,093	24,514,319	21,628,259

The accompanying notes are an integral part of these unaudited financial statements

F-3b

COUPONZ INC.

STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2013 and 2012

(Unaudited)

	Six months ended
	June 30,
	2013	2012
Cash flows from operating activities
Net loss	$(73,040)	$(34,773)
Adjustments to reconcile net loss to net cash used in operations:
Amortization of trademark and patent	689	-
Changes in operating assets and liabilities:
Accounts receivables	(1,250)	200
Accounts payable	(7,572)	(1,500)
Net cash provided by (used in) operating activities	(81,173)	(36,073)

Cash flows from Investing Activities
Costs of trademark and patent	-	(1,264)
Net cash provided by (used in) investing activities	-	(1,264)

Cash flows from Financing Activities
Proceeds from loan payable	83,198
Shares issued from private placement	-	25,000
Net cash provided by (used in) financing activities	83,198	25,000

Increase (decrease) in cash during the period	2,025	(12,337)
Cash, beginning of period	492	22,244
Cash, end of period	$2,517	$9,906

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these unaudited financial statements

F-4b

COUPONZ INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

Note 1 – Description of business and basis of presentation

Basis of Presentation

The accompanying unaudited interim financial statements of Couponz Inc. (“we”, “our”, “Couponz” or the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission, and should be read in conjunction with the audited 2012 annual financial statements and notes of Couponz in this filing. In the opinion of management, all adjustments, consisting of normal reoccurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods present have been reflected herein. The results of operation for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements, which would substantially duplicate the disclosure required in the fiscal 2012 financial statements of Couponz have been omitted.

Organization and nature of business

Couponz Inc. is the developer of Epoxy app, an application or "app" for iPhone iOS and Android operating systems. Epoxy is an innovative smart phone application designed and created to conveniently connect business owners and consumers in order to ease marketing frustrations. The mobile app gives loyal customers the ease of keeping track of rewards and punch cards all in one place while also giving opportunities to review and share businesses with friends. In turn, Epoxy provides businesses the ability to reward customers, share offers, and deliver information about special events with their customers. Epoxy designers are dedicated to providing a superior and easy-to-use product for business owners to reward loyal customers.

Couponz Inc has already filed two respective patents with the US Patent office. US Patent # 13/168,763 filed June 24th, 2011 and Patent # 13/404,882 filed on Feb 24th, 2012. The first patent (168,763) covers the ability for a mobile application to use the scanning technology within a mobile device to deliver information to our backend and in turn display analytics to the end user (merchants). The second patent (404,882) covers the analytics system of tracking customers who have "shared," the user who has received the "share" and if that user actually redeemed the "share" within the business.

Note 2– Advances

During the six months ended June 30, 2013, the Company received $83,198 from Neohydro Technologies Corp. which will be applied to the $100,000 payment requirement of the share exchange agreement as noted in Note 3. This amount is unsecured and non-interest bearing.

Note 3– Subsequent Events

On July 19, 2013, the Company entered into a share exchange agreement with Neohydro Technologies Corp.(“Neohydro”). Under the share exchange agreement, Neohydro is to acquire 100% of the outstanding shares of us. Pursuant to the agreement, the Company will receive 24,514,319 shares of preferred stock of Neohydro in exchange for 100% of the ownership interest in us and the Company will also receive $100,000 of which part has been advanced to us. It is agreed that the preferred shares of Neohydro shall be designated as 1 to 15 voting and 1 to 2.5 convertible to common shares of Neohydro.

F-5b